SCHEDULE 14A INFORMATION
Proxy Statement Pursuant To
Section 14(A) Of The
Securities Exchange Act Of 1934
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The Hirtle Callaghan Trust
(Name of Registrant as Specified In Its Charter)
BISYS Fund Services
100 Summer Street, Suite 1500
Boston, MA 02155
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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To Shareholders of The Hirtle Callaghan Trust:

A Special Meeting of shareholders (“Special Meeting”) of The Hirtle Callaghan Trust (“Trust”) will be held on April 30, 2007. At the Special Meeting, shareholders of the Trust will be asked to consider and vote upon several important matters relating to the Trust. These proposals are described in the documents you now hold.

While you are welcome to join us at the Special Meeting, we anticipate that most shareholders will, by completing the proxy card enclosed with the Proxy Statement, instruct us to cast votes on their behalf. The proxy card may be completed by checking the appropriate box voting for or against the proposal described in the Proxy Statement. If a signed proxy card is returned, but no instructions are specified, your shares will be voted “For” the proposal in accordance with the recommendations of the Board of Trustees of the Trust.

Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

We encourage you to read the Proxy Statement thoroughly. As always, we thank you for your confidence and support.

Sincerely yours,

The Hirtle Callaghan Trust

Question and Answer Summary
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS of
THE HIRTLE CALLAGHAN TRUST
PROXY STATEMENT
PROPOSAL 1: To consider and vote on the election of Robert J. Zion to the Board of Trustees
PROPOSAL 2: Approval of a New Portfolio Management Agreement between Seix Advisors and the Trust Relating to the Fixed Income Opportunity Portfolio (the “Portfolio”)
Management of the Trust
Other Matters
Exhibit A
Exhibit B

Question and Answer Summary

The following is a brief summary of the matters that shareholders will be asked to consider at the Special Meeting. Both Hirtle Callaghan and the Board of Trustees recommend that you vote “For” each of these proposals.

Q.	WHY IS ELECTION OF A NEW TRUSTEE BEING PROPOSED?

A.	At the Meeting, shareholders are being asked to elect Robert J. Zion to serve as a Trustee of the Trust. Mr. Zion, who has been a principal of Hirtle Callaghan & Co., Inc. since 1991, has been an integral part of the Trust’s management since its inception. He currently serves as the Trust’s Chief Financial Officer and Vice President. The Board of Trustees has nominated Mr. Zion to succeed Mr. Jonathan J. Hirtle who has indicated his intention to resign from the Board. Mr. Hirtle will, however, continue to serve as Hirtle Callaghan’s Chief Executive Officer and, in this capacity, continue to be involved in the management of the Trust. If elected by the Trust’s shareholders, Mr. Zion will assume his Board responsibilities immediately upon Mr. Hirtle’s resignation. All shareholders of the Trust are entitled to vote with respect to the election of a Trustee.

Q.	WHY IS A NEW PORTFOLIO MANAGEMENT AGREEMENT BEING PROPOSED FOR THE FIXED INCOME OPPORTUNITY PORTFOLIO AT THIS TIME?

A.	Consistent with the recommendation of Hirtle Callaghan, the Board of Trustees has terminated the engagement of the Portfolio’s prior manager and has engaged Seix Advisors to provide portfolio management services to the Fixed Income Opportunity Portfolio pursuant to the terms of an interim agreement (“Interim Agreement”). The Board’s decision to terminate the prior manager was made in light of recent changes within the prior manager’s organization and investment personnel. In accordance with applicable provisions of the Investment Company Act, shareholders of the Portfolio are being asked to approve a final agreement (“Proposed Agreement”) with Seix Advisors. The terms of the Proposed Agreement will not increase the advisory fees payable by the Portfolio or the expenses associated with its operation and, under certain circumstances, may reduce such expenses. In all other respects, the terms and conditions of the Proposed Agreement are substantively the same as those of the Prior Agreement.

If approved, the Proposed Final Agreement will become effective as soon as reasonably practicable following the Special Meeting and will remain in effect for two years and from year to year thereafter so long as it is approved annually by the Trust’s Board. A copy of the Proposed Agreement appears in this Proxy Statement at Exhibit B. Information about Seix Advisors appears in the Proxy Statement under the heading: “Information about the Proposed Manager.” If the Proposed Agreement is not approved by the Trust’s shareholders, the Interim Agreement will continue to be in effect and the Trust’s Board of Trustees will meet to determine the best course of action for the Portfolio. Only shareholders of The Fixed Income Opportunity Fund may vote with respect to the Proposed Agreement with Seix Advisors.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
of
THE HIRTLE CALLAGHAN TRUST

to be held on April 30, 2007

TO THE SHAREHOLDERS:

A Special Meeting (“Special Meeting”) of shareholders of The Hirtle Callaghan Trust (“Trust”) will be held on April 30, 2007, at the Trust’s principal office, located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, at 10:00 a.m.

At the Special Meeting shareholders of the Trust will be asked to:

1.  Elect Robert J. Zion to the Board of Trustees.

And shareholders of the Fixed Income Opportunity Portfolio will be asked to:

2.	Approve a portfolio management agreement with Seix Advisors relating to the Fixed Income Opportunity Fund.

Shareholders of record of the Trust at the close of business on February 28, 2007 (“Record Date”) are entitled to notice of the Special Meeting and any adjournments thereof. If you attend the Special Meeting, you may vote your shares in person. If you do not expect to attend the Special Meeting, please fill in, date, sign and return the proxy in the enclosed envelope which requires no postage if mailed in the United States.

It is important that you return your signed proxy promptly so that a quorum may be assured.

BY ORDER OF THE BOARD OF TRUSTEES OF THE HIRTLE CALLAGHAN TRUST

PROXY STATEMENT
THE HIRTLE CALLAGHAN TRUST
Five Tower Bridge, 300 Barr Harbor Drive, Suite 500
West Conshohocken, PA 19428

PROXY STATEMENT

This Proxy Statement and the enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of The Hirtle Callaghan Trust (the “Trust”). Proxies so solicited are intended for use at a special meeting of shareholders of the Trust, or any adjournment of that meeting (the “Special Meeting”), to be held on April 30, 2007 at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428 at 10:00 a.m. The purpose of the Special Meeting is to consider two proposals (“Proposals”): the election of Robert J. Zion to the Board of Trustees, and the approval of a new portfolio management agreement for The Fixed Income Opportunity Portfolio (the “Portfolio”). Further information about these Proposals is set forth in the Notice of Meeting accompanying this Proxy Statement and more fully described below. It is anticipated that this Proxy Statement and accompanying proxy card will first be mailed to shareholders on or about March 20, 2007. Persons who were shareholders of record of the Trust on February 28, 2007 (“Record Date”) are entitled to vote at the Special Meeting. The Trust’s Portfolios, together with the number of shares (“Record Date Shares”) outstanding for each of the Portfolios as of the Record Date, are as follows:

Number of
Portfolio	Record Date Shares

Value Equity Portfolio (“Value Portfolio”)	59,799,444.705
Growth Equity Portfolio (“Growth Portfolio”)	121,844,470.527
Small Capitalization Equity Portfolio (“Small Cap Portfolio”)	43,297,443.268
International Equity Portfolio (“International Portfolio”)	123,659,284.034
Short Term Municipal Bond Portfolio (“Short-Term Portfolio”)	3,044,405.309
Intermediate Term Municipal Bond Portfolio (“Tax-Exempt Portfolio”)	59,135,982.750
Fixed Income Portfolio	25,854,250.573
Fixed Income II Portfolio	28,035,401.000
Fixed Income Opportunity Portfolio	18,738,992.920

Quorum; Vote Required to Approve Proposals.   With respect to Proposal 1, the presence of the holders of 40% of the Record Date Shares of the Trust, counted on a Trust-wide basis, represented in person or by proxy, shall constitute a quorum for the purpose of conducting business at the Special Meeting. With respect to Proposal 2, presence of the holders of 40% of the Record Date Shares of The Fixed Income Opportunity Portfolio shall constitute a quorum. The proposals to be presented at the Special Meeting and the votes required with respect to each Proposal are summarized below.

Summary of Proposals	Affected Portfolios	Shareholders Entitled to Vote; Required Vote

Proposal 1
Elect Robert J. Zion to the Board of Trustees	All nine Trust portfolios	All shareholders of the Trust are entitled to vote in any Trustee election. Mr. Zion will become a Trustee of the Trust if a majority of all votes cast at the Special Meeting (i.e. a plurality) vote “for” his election.
Proposal 2
Approval of a portfolio management agreement (“Proposed Agreement”) between Seix Advisors and the Trust relating to the Portfolio	The Fixed Income Opportunity Portfolio	Only shareholders of The Fixed Income Opportunity Portfolio are entitled to vote with respect to the Proposed Agreement with Seix Advisors. The affirmative vote of a majority of the outstanding voting securities of the Fixed Income Opportunity Portfolio.*

*	Under the Investment Company Act of 1940, as amended (“Investment Company Act”), the term “majority of the outstanding voting securities” means the lesser of (i) 67% of the Record Date Shares represented at a meeting at which more than 50% of such shares are present in person or represented by proxy, or (ii) more than 50% of the Record Date Shares. Persons and groups known by management to beneficially own 5% or more of the Record Date Shares of the Portfolio are listed in this Proxy Statement under the heading “Other Matters.”

If the accompanying proxy is executed properly and returned, shares represented by such proxy will be voted at the Special Meeting in accordance with the instructions on the proxy. If a signed proxy card is returned, but no instructions are specified, shares will be voted “FOR” approval of the Proposals. Officers of Hirtle Callaghan and Co., Inc. (“Hirtle Callaghan”) may assist in the solicitation of proxies relating to the Special Meeting, without separate compensation. If the votes required to approve the Proposals are not received, the persons named as proxies on the accompanying proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. When voting on any proposed adjournment, the persons named as proxies will vote those shares to which the proxy relates in favor of the proposed adjournment unless directed otherwise by the holder of such shares. A shareholder can revoke a proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Trust or by returning a subsequently dated proxy to the Trust.

Copies of the Trust’s most recent Annual Report to Shareholders, dated June 30, 2006, have been previously delivered to shareholders of the Trust. Shareholders of the Trust may obtain additional copies of such reports without charge by writing to the Trust at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428 or by calling toll free 1-800-242-9596.

PROPOSAL 1:  To consider and vote on the election of Robert J. Zion to the Board of Trustees

Summary.   At the Meeting, shareholders will be asked to elect Robert J. Zion to serve as a Trustee of the Trust. Mr. Zion, who is a principal of Hirtle Callaghan & Co., Inc., has been an integral part of the Trust’s management since its inception. He currently serves as the Trust’s Chief Financial Officer and Vice President. The Board of Trustees has nominated Mr. Zion to succeed Mr. Jonathan J. Hirtle who has indicated his intention to resign from the Board. Mr. Hirtle will, however, continue to serve as Hirtle Callaghan’s Chief Executive Officer and, in this capacity, continue to be involved in the management of the Trust. If elected by the Trust’s shareholders, Mr. Zion will assume his Board responsibilities immediately up Mr. Hirtle’s resignation. All shareholders of the Trust are entitled to vote with respect to the election of a Trustee.

The decision to nominate Mr. Zion was reached following a review process. In consideration of such nomination, the Board reviewed, among other factors, Mr. Zion’s service to the Trust since its inception including service as both Vice President and Treasurer of the Trust. Mr. Zion’s nomination was formally approved by the Board in February, 2007. Mr. Zion has agreed to the inclusion of his name in this Proxy Statement and has agreed to serve if elected. If elected, Mr. Zion will serve an indefinite term until his successor is properly elected and qualified (unless he sooner resigns or is removed from office).

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” THE ELECTION OF ROBERT J. ZION AS TRUSTEE IN PROPOSAL 1.

The Trust’s Board currently consists of seven members. The tables below set forth certain information about Mr. Zion and each of those Trustees who will continue to serve after the date of the shareholder meeting. During the fiscal year ended June 30, 2006, the Board held 6 meetings.

Affiliated Trustee and Nominee.

Mr. Callaghan, the Chairman of the Board, and Mr. Zion are each senior officers of Hirtle Callaghan and are thus considered “interested persons” of the Trust for purposes of the Investment Company Act. The table below sets forth certain information about each of these individuals.

				Number of
				Portfolios in	Other
	Position(s)	Term of Office;		Fund	Directorships
Name, Address	Held with	Term Served in	Principal Occupation(s)	Complex	Held by
and Age	Trust	Office	During Past 5 Years	Overseen	Trustee**

Donald E. Callaghan* Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Birth Date:09/46	President	Indefinite; Since: 7/20/95	For more than the past five years, Mr. Callaghan has been a Principal of Hirtle Callaghan.	9	None
Robert J. Zion* Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Birth Date: 12/52	Vice President & Treasurer	Indefinite;	For more than the past five years, Mr. Hirtle has been a Principal of Hirtle Callaghan.	9	None

*	Messrs. Callaghan and Zion may each be deemed to be an “interested person,” as defined by the Investment Company Act, because of their employment with Hirtle Callaghan, the overall investment adviser to the Trust.

**	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

Independent Trustees.

The following table sets forth certain information about the Independent Trustees.

Number of
		Term of		Portfolios in	Other
	Position(s)	Office; Term		Fund	Directorships
Name, Address	Held with	Served in	Principal Occupation(s)	Complex	Held by
and Age	Trust	Office	During Past 5 Years	Overseen	Trustee*

Ross H. Goodman Five Tower Bridge, 300 Barr Harbor Dr., W. Conshohocken, PA 19428 Birth Date: 12/47	Trustee	Indefinite; Since: 7/20/95	For more than the past five years, Mr. Goodman has been President and Owner of American Industrial Management & Sales, Northeast, Inc. or its predecessors (manufacturing representative).	9	None

				Number of
		Term of		Portfolios in	Other
	Position(s)	Office; Term		Fund	Directorships
Name, Address	Held with	Served in	Principal Occupation(s)	Complex	Held by
and Age	Trust	Office	During Past 5 Years	Overseen	Trustee*

Jarrett Burt Kling Five Tower Bridge, 300 Barr Harbor Dr., W. Conshohocken, PA 19428 Birth Date: 09/43	Trustee	Indefinite; Since: 7/20/95	For more than the past five years, Mr. Kling has been associated with ING Clarion Real Estate Securities, L.P., a registered investment adviser and indirect, wholly owned subsidiary of ING Group.	9	ING Clarion Real Estate Income Fund; ING Clarion Global Real Estate Income Fund; Old Mutual Advisors Funds
R. Richard Williams Five Tower Bridge, 300 Barr Harbor Dr., W. Conshohocken, PA 19428 Birth Date: 08/45	Trustee	Indefinite; Since: 7/15/99	Since early 2000, Mr. Williams has been the owner of Seaboard Advisors (consulting services).	9	None
Richard W. Wortham, III Five Tower Bridge, 300 Barr Harbor Dr., W. Conshohocken, PA 19428 Birth Date: 09/38	Trustee	Indefinite; Since: 7/20/95	Mr. Wortham is currently the Chairman and Chief Executive Officer of The Wortham Foundation and has been a Trustee for more than the past five years.	9	None
Harvey G. Magarick Five Tower Bridge, 300 Barr Harbor Dr., W. Conshohocken, PA 19428 Birth Date: 05/39	Trustee	Indefinite; Since: 7/01/04.	Since July 2004, Mr. Magarick has been the owner of MGH Consultants, Inc. Prior to July 2004, Mr. Magarick was a partner in the auditing firm of BDO Seidman, LLP.	9	Atlas Pipeline Holdings LP

*	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

Governance Matters.   The Board has established several committees to assist the Trustees in fulfilling their oversight responsibilities.

The Executive Committee is generally authorized to act for the full Board in all matters for which the affirmative vote of a majority of the Independent Trustees is not required under the Investment Company Act or other applicable law. The Executive Committee, whose current members are Messrs. Callaghan, Hirtle and Goodman, did not meet during the fiscal year ended June 30, 2006. If elected, it is anticipated that Mr. Zion will serve on the Executive Committee.

The Nominating Committee is responsible for recommending individuals for nomination to serve as Independent Trustees. Such candidates are reviewed and, if appropriate, formally nominated by the Full Board. The Nominating Committee, whose members consist of all of the Independent Trustees, held no meetings during the fiscal year ended June 30, 2006. The Nominating Committee will consider for nomination to the Board recommendations submitted by shareholders of the Trust. Any such recommendations should be sent to the Secretary of the Trust in writing, together with appropriate biographical information concerning each such proposed nominee, at the principal executive office of the Trust. The Nominating Committee has adopted a charter; a copy of the Nominating Committee Charter is attached to this Proxy Statement as Exhibit A. When identifying and evaluating candidates, the Nominating Committee considers the extent to which each candidate considered will enhance the ability of the Board of Trustees to carry out its responsibilities. Among the factors that may be taken into account are the candidate’s business and financial experience, relevant technical skills, financial acumen and industry knowledge, and their commitment to attend and effectively participate in regular and special meetings of the Board and Board committees.

The Audit Committee is responsible for overseeing the audit process and the selection of independent registered public accounting firms for the Trust, as well as providing assistance to the full Board in fulfilling its responsibilities as they relate to fund accounting, tax compliance and the quality and integrity of the Trust’s financial reports. The Audit Committee, whose members consist of all of the Independent Trustees, held 5 meetings during the fiscal year ended June 30, 2006.

Based on the Audit Committee’s recommendation, the Board of Trustees, including a majority of the Independent Trustees, at a meeting held September 12, 2006, selected PricewaterhouseCoopers LLP (“PwC”) as auditors of the Trust for the fiscal year ending June 30, 2007. PwC has confirmed to the Audit Committee that it is independent with respect to the Trust. Representatives of PwC are not expected to be present at the meeting but will be available by telephone should any matter arise requiring their presence.

During the most recently completed fiscal year, PwC performed audit services for the Trust including the audit of the Trust’s financial statements, review of the Trust’s annual report and registration statement amendment, consultation on financial accounting and reporting matters and meetings with the Board of Trustees. The aggregate fees billed by PwC for those services during the fiscal year ended June 30, 2006 were $163,550.

Compensation Arrangements.

Effective January 1, 2007, each of the Independent Trustees receives from the Trust a fee of (i) $20,000 per year; (ii) an additional $10,000 for each regular or special Board meeting attended by him in person, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at such meetings; (iii) $2,500 per regular or special Board meeting attended by him by telephone; and (iv) $2,500 for each Audit Committee meeting attended by him in person or by telephone, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at such meetings. Committee Chairs receive an additional $10,000 annual fee. The Affiliated Trustees and the Trust’s officers receive no compensation from the Trust for performing the duties of their respective offices. The table below shows the aggregate compensation received from the Trust by each of the Independent Trustees during the fiscal year ending June 30, 2006 (excluding reimbursed expenses).

		Pension	Estimated
	Aggregate	Retirement	Benefits Upon	Total
	Compensation	Benefits From	Retirement From	Compensation
Name	From Trust	Trust	Trust	From Trust

Ross H. Goodman	$26,000	none	none	$26,000
Jarrett Burt Kling	$18,500	none	none	$18,500
R. Richard Williams	$26,000	none	none	$26,000
Richard W. Wortham, III	$26,000	none	none	$26,000
Harvey G. Magarick	$28,500	none	none	$28,500

Trustee Ownership of Securities of The Hirtle Callaghan Trust.

The table below sets forth the extent of each Trustee’s beneficial interest in shares of the Portfolios as of December 31, 2006. For purposes of this table, beneficial interest includes any direct or indirect pecuniary interest in securities issued by the Trust and includes shares of any of the Trust’s Portfolios held by members of a Trustee’s immediate family. All of the officers and trustees of the Trust own, in the aggregate, less than one percent of the outstanding shares of the shares of the respective Portfolios of the Trust; officers and Trustees of the Trust may, however, be investment advisory clients of Hirtle Callaghan and shareholders of the Trust.

Richard W.
	Donald E.	Robert J.	Ross H.	Jarrett Burt	R. Richard	Wortham,	Harvey G.
	Callaghan	Zion	Goodman	Kling	Williams	III*	Magarick

Value Equity	d	e	a	d	a	a	e
Growth Equity	e	e	a	e	a	a	e
Small Cap. Equity	d	e	a	d	a	a	d
Internat’l. Equity	e	e	a	e	a	a	e
Short Term Muni Bond	a	a	a	a	a	a	a
Intermed. Term Muni Bond	d	a	a	d	a	a	e
Fixed Income	d	a	a	a	a	a	e
Fixed Income Opportunity	e	a	a	a	a	a	a
Fixed Income II	a	a	a	a	a	a	a
Aggregate Dollar Range of Trust Shares	e	e	a	e	a	a	e

Note:	a	=	None	d	=	$50,001 - $100,000
	b	=	$1 - $10,000	e	=	Over $100,000
	c	=	$10,001 - $50,000

*	Richard W. Wortham serves as a trustee for the Wortham Foundation which holds shares of The Value Equity, Growth Equity, Small Capitalization Equity, International Equity and Fixed Income Opportunity Portfolios, which holdings had values at December 31, 2005 of over $100,000 in each Portfolio. Mr. Wortham has no beneficial interest in the Foundation.

Day-to-day operations of the Trust are the responsibility of the Trust’s officers, each of whom is elected by, and serves at the pleasure of, the Board. The table below sets further information with respect to those of the Trust’s offices not already identified above.

				Number of
	Position	Term of	Principal Occupation(s)	Portfolios
Name, Address and Age	with Trust;	Office	During Past 5 Years	Overseen

Kerry Reilly 100 Summer Street, 15th Floor Boston, MA 02110 Birth Date: 07/65	Secretary	Indefinite; Since: 12/06	Assistant Counsel, Legal Services of BISYS Fund Services (since 2006); from June 2004 to May 2005, employee of CitiStreet LLC: from June 1987 through October 2001, employee of Fidelity Investments.	9
George Stevens 3435 Stelzer Road Columbus, OH 43219 Birth Date: 02/51	Chief Compliance Officer	Indefinite; Since: 8/05	From September 1996 to present, employee of BISYS Fund Services	9

As of December 29, 2006, the Trustees and officers, individually and as a group, beneficially owned less than 1% of the outstanding shares of the Trust. In addition, each Independent Trustee, and his family members, does not own securities of the Manager or any person directly or indirectly controlling, controlled by or under common control with the Manager.

PROPOSAL 2:	Approval of a New Portfolio Management Agreement between Seix Advisors and the Trust Relating to the Fixed Income Opportunity Portfolio (the “Portfolio”)

Introduction and Summary.

The Portfolio is a separate investment portfolio of the Hirtle Callaghan Trust. The Trust is designed primarily to serve as a vehicle through which Hirtle Callaghan implements certain asset allocation strategies on behalf of its investment advisory clients; shares of the Trust are generally available only to such clients. The Board is responsible for overseeing the business and affairs of the Trust, including the selection of those investment advisory organizations (each, a “Specialist Manager”) that provide day-to-day portfolio management services to the Trust’s several portfolios. Pursuant to the terms of a discretionary investment advisory agreement with the Trust, Hirtle Callaghan serves as the Trust’s primary investment adviser. Please refer to more detailed information about Hirtle Callaghan later in this Proxy Statement under the heading “Management of the Trust.”

From July 5, 2002, until December 18, 2006, W.R. Huff Asset Management Co., L.L.C. (hereinafter, “Huff” or the “Prior Manager”) served as Specialist Manager for the Portfolio pursuant to the terms of a separate agreement (“Prior Agreement”). As more fully described below, the Board determined that it would be in the best interests of the Portfolio to replace the Prior Manager with another investment management organization. Accordingly, the Board considered and approved the termination of the Prior Agreement and the engagement of Seix Advisors a division of Trusco Capital Management, Inc., (“Seix” or the “Proposed Manager”) to replace the Prior Manager. The Board also approved, the terms of an agreement with Seix (“Interim Agreement”) pursuant to which Seix currently provides portfolio management services to the Portfolio and, subject to the approval of the Portfolio’s shareholders, a final agreement (“Proposed Final Agreement”).

The Interim Agreement with Seix, became effective on December 18, 2006 (“Effective Date”). In accordance with Rule 15(a)(4) under the Investment Company Act, the Interim Agreement may remain in effect for a maximum of 150 days following the Effective Date; thereafter, Seix may continue to serve the Portfolio only if the Proposed Final Agreement is approved by shareholders of the Portfolio. If approved, the Proposed Final Agreement will remain in effect in accordance with its terms for two years and will continue in effect from year to year thereafter so long as it is approved annually by the Trust’s Board. Neither Interim nor the Proposed Final Agreement increase the advisory fees payable by the Portfolio or the expenses associated with its operation and, under certain circumstances, such expenses may be reduced. Other than as noted above, the terms and conditions of the Interim and Proposed Final Agreements are substantively the same as those of the Prior Agreement. A copy of the Proposed Final Agreement appears in this Proxy Statement at Exhibit B. Information about the Proposed Manager appears in the Proxy Statement under the heading: “Information about the Proposed Manager.” The Board’s deliberations with respect to the Proposed Final Agreement are also summarized below

THE BOARD OF TRUSTEES RECOMMENDS SHAREHOLDERS
OF THE PORTFOLIO VOTE “FOR” PROPOSAL 2.

Factors Considered by the Board.

The Board’s decision to terminate the Prior Agreement and to engage Seix to provide portfolio management services to the Portfolio was based on several factors, and was consistent with recommendations of Hirtle Callaghan. In particular, the Board was aware of recent changes within the Prior Manager’s organization, including changes in investment personnel, which the Board viewed as inconsistent with the goal of maintaining continuity in the overall investment strategy of the Portfolio over the longer term. With respect to Seix, the Board considered information provided to it by Hirtle Callaghan and Seix with respect to the nature and quality of the services to be provided by Seix, its performance record in managing investment accounts similar to the Portfolio, its commitment to maintaining a consistent investment strategy, and other factors. The Board also considered the specific terms of the Proposed Final Agreement, including fees payable to the Proposed Manager.

As indicated above, the Board, including a majority of those Trustees (“Independent Trustees”) who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act, has considered and approved, subject to the approval of the shareholders of the Portfolio, the Proposed Final Agreement with Seix. In connection with the Board’s deliberations, the Board requested and received detailed information from the Proposed Manager about its business and operations. During the course of the Board’s deliberations, the Independent Trustees were represented by independent counsel.

In summary, the Board concluded that implementation of the Proposed Final Agreement would be in the best interests of the Trust and its shareholders. During the course of its deliberations, and as indicated above, the Board considered recommendations made by Hirtle Callaghan as well as information provided to it relating to the management style and past performance record of the Proposed Manager. Specifically, in considering the nature and quality (including performance) of the services expected to be provided by the Proposed Manager, the Board had before it information that it received from Hirtle Callaghan and Seix with respect to the Proposed Manager’s commitment to implementing a consistent investment program, the performance achieved for other clients (including mutual funds) in the past, and information relating to compliance programs and back office systems implemented by Seix. The Board also considered a range of information with respect to the experience and professional backgrounds of the members of the proposed portfolio management team. In concluding that the services to be provided by Seix were reasonably likely to benefit the Portfolio, the Board did not rely upon any single factor, but gave substantial weight to Hirtle Callaghan’s recommendations and its view with respect to the ability of the Proposed Manager to achieve the investment objectives of the Portfolio and to ensure continuity in its investment strategy.

The Board also determined that the rate at which the Proposed Manager would be compensated for its services under the Proposed Final Agreement was reasonable. In reaching this conclusion, the Board was informed with respect to the rates paid by other similar accounts to which the Proposed Manager provides investment advisory services, as well as other relevant factors. The Board did not specifically rely upon such comparisons, but gave substantial weight to the fact that the advisory fees paid by the Portfolio under the Prior Agreement would not increase under the Proposed Final Agreement, as well as the fact that the rate at which Seix was to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and Hirtle Callaghan. In particular, the Board considered the fact that, while the proposed fee arrangement calls for a maximum fee equal to that paid to the Prior Adviser, fees paid to Seix may be reduced to the extent that assets of other clients of Hirtle Callaghan are managed by Seix. More detailed information with respect to fees and expenses appears in this Proxy Statement under the heading “Fees and Expenses.”

Fees and Expenses.

For its services to the Portfolio, the Proposed Manager will receive, based on the average daily net asset value of the Portfolio, a fee calculated annually and payable quarterly, of 0.50% of the first $100 million in assets, and .40% on assets in excess of $100 million. To the extent assets of other clients of Hirtle Callaghan are managed by Seix, such assets will be taken into account in calculating the fee payable to Seix. The Prior Manager received a flat fee of 0.50%.

The following table provides data concerning the Portfolio’s actual management fees and expenses as a percentage of average net assets for the period ended June 30, 2006, as well as expenses that would have been incurred if the Proposed Final Agreement had been in effect during the Portfolio’s fiscal year ended June 30, 2006. The net assets of the Portfolio as of June 30, 2006 were $134,854,000. The table and example that follows it are designed to assist shareholders in understanding the various costs and expenses of an investment in shares of the Portfolio; both are designed to correspond with the tables relating to the Portfolio that appear in the prospectus for the Trust. Neither, however, should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

	Under Prior	Under Proposed
	Agreement	Final Agreement

Management Fees*	0.55%	0.49%
Other Expenses	0.11%	0.11%
Total Portfolio Operating Expenses	0.66%	0.60%

*	The figures shown include 0.05% which is paid to Hirtle Callaghan.

Example.   The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Under Prior	Under Proposed
	Agreement	Final Agreement

1 year	$67	$61
3 years	$211	$192
5 years	$368	$335
10 years	$822	$750

Comparison of the Prior and Proposed Final Agreements.   The material terms of both the Interim and Proposed Final Agreements are substantively identical to the terms of the Prior Agreement, with the exception of the inception dates, the advisory fee schedule and, in the case of the Interim Agreement, the provisions regarding term and termination. Each requires the named service provider to: (i) provide a continuous investment program for that portion of the Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the Investment Company Act. The Proposed Final Agreement and the Prior Agreement each also provide that the service provider will not be liable to the Trust for any loss sustained by the Trust (unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence), for termination of the agreement by the Trust or by the service provider upon sixty days’ written notice, and for termination in the event of an “assignment” as defined in the Investment Company Act.

With respect to the duration and termination provisions, both the Proposed Final Agreement and the Prior Agreement provide for their effectiveness for an initial two year period and continuation thereafter from year to year for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.

If the Proposal is approved, the Proposed Final Agreement will become effective immediately following the Special Meeting. In the event that the Proposed Final Agreement is not approved by the Portfolio’s shareholders, the Interim Agreement will remain in effect and the Trust’s Board will meet to determine the best course of action for the Portfolio.

Management of the Trust

Information about Hirtle Callaghan.   Pursuant to a written discretionary investment advisory agreement with the Trust (“Hirtle Callaghan Agreement”), which was approved by the Trust’s Board at a meeting held on March  14, 2006, and which became effective following its approval by the Trust’s shareholders on December 27, 2006, Hirtle Callaghan serves as the Trust’s primary investment adviser and is responsible for supervision of the day-to-day portfolio management services provided to the Trust by the Specialist Managers under individual portfolio management agreements relating to the portfolios of the Trust. The Hirtle Callaghan Agreement, which replaced a prior non-discretionary agreement, provides that Hirtle Callaghan will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust’s principal office. The Hirtle Callaghan Agreement also authorizes Hirtle Callaghan to allocate assets among Specialist Managers in multi-manager portfolios without additional authorization of the Board. For its services under the Hirtle Callaghan Agreement, Hirtle Callaghan is entitled to receive an annual fee of .05% of each portfolio’s average net assets, which reflects no change in the rate at which Hirtle Callaghan was compensated for its services in the prior agreement. For the fiscal year ended June 30, 2006, Hirtle Callaghan received advisory fees from the Portfolio in the amount of $132,099.

Hirtle Callaghan’s principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428. Hirtle Callaghan was organized in 1988. A registered investment adviser under the Investment Advisers Act of 1940, as amended, Hirtle Callaghan had, as of June 30, 2006, approximately $10 billion in assets under management. Hirtle Callaghan is controlled by Jonathan Hirtle and Donald E. Callaghan, each of whom serves on the Trust’s Board. Mr. Callaghan also serves as President of the Trust. Robert J. Zion, a principal of Hirtle Callaghan, serves as Secretary, Treasurer and Vice President of the Trust.

Administration, Distribution and Related Services.   BISYS Fund Services, Inc. and certain of its affiliated companies (“BISYS”) currently provide administration, transfer agency, distribution and accounting services to the Trust pursuant to the terms of separate agreements between BISYS and the Trust. BISYS is located at 3435 Stelzer Road, Columbus, Ohio 43219.

Information about the Proposed Manager.   For its services to the Portfolio, the Proposed Manager will receive, based on the average daily net asset value of the Portfolio, a fee calculated annually and payable quarterly, of 0.50% of the first $100 million in assets, and .40% on assets in excess of $100 million. To the extent assets of other clients of Hirtle Callaghan are managed by Seix, such assets will be taken into account in calculating the fee payable to Seix.

Michael McEachern, Senior High Yield Portfolio Manager and Head of Seix Advisor’s High Yield Group, will be primarily responsible for the day-to-day management of the Portfolio’s assets. Mr. McEachern joined Seix in 1997.

Seix Advisors, located at 10 Mountainview Road, Suite C-200, Upper Saddle River, NJ 07458, is a fixed income division of Trusco Capital Management, Inc. (“Trusco”). Trusco is a Georgia corporation located at 50 Hurt Plaza, Suite 1400, Atlanta, Georgia, and, as of June 30, 2006, had approximately $71 billion in assets under management. Trusco is a wholly owned subsidiary of Sun Trust Banks, Inc., a publicly traded Georgia corporation located at 303 Peachtree St., Atlanta, GA, 30308.

The following table sets forth certain information about other registered investment companies, the investment objectives and policies of which are similar to those of the Portfolio, for which the Proposed Manager provides portfolio management services:

				Trusco
Name of Fund	Name of Portfolio	Assets as of 12/31/06		Advisory Fee

BNY Hamilton Fund	High Yield Fund	$201,168,081	*	0.40%
Guidestone Financial Resources	High Yield Fund	$51,335,364		0.50%
STI Classic Funds	High Income Fund	$71,253,055		0.60%
STI Classic Funds	Seix High Yield Bond Fund	$1,247,126,081		0.43%

*	Total BNY relationship exceeds $300 million.

Other Matters

General Matters Under Delaware Law.  As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders. Shareholders who desire to contact the Board of Trustees should contact the Trust’s Secretary.

Holders of 5% of Shares on Record Date.  The Trust is not aware of any shareholders who hold beneficially 5% or more of shares of any Portfolio as of the Record Date. Hirtle Callaghan may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s portfolios, with respect to which shares Hirtle Callaghan disclaims beneficial ownership.

The trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of the Portfolio.

Abstentions and Broker Non-Votes.  A properly executed and returned proxy marked with an abstention will be considered present at the Special Meeting of shareholders for the purpose of determining the existence of a quorum. If any proxy received by the Trust that withholds authority to vote represents a “broker non-vote,” shares represented by such proxy will not be counted for purposes of determining whether or not a quorum is present at the Special Meeting of shareholders and will not be deemed “votes cast” with respect to any matter with respect to which authority to vote is withheld. Abstentions and broker non-votes will thus not constitute a vote “for” or “against” any matter, but will have the same effect as a negative vote with respect to matters that require the approval of a requisite percentage of the outstanding shares of the Portfolio. As used in this Proxy Statement, “broker non-vote” means a proxy, executed by a broker or other nominee, indicating that the nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power.

By Order of the Board of Trustees

Exhibit A

The Hirtle Callaghan Trust
(the “Fund”)

Nominating Committee Charter

Nominating Committee Membership

The Nominating Committee (the “Committee”) shall be composed entirely of independent trustees of the Fund (“Independent Trustees”), all of whom are “disinterested” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), in such number as may be determined from time to time by the Board.

Mission

The Committee’s mission is to promote the effective participation of qualified individuals as Independent Trustees on the Board of Trustees and Committees of the Board.

Functions

1. The Committee shall receive, review, evaluate and maintain files of individuals qualified to be recommended as nominees for election as Independent Trustees, which shall include a review of the individual’s status as an “interested person” of the Fund under the 1940 Act. Specific qualifications will be based on the needs of the Board at the time of the nomination. The Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers).

2. The Committee shall present recommendations to the Board of Trustees to fill vacancies or to nominate Trustees for election by shareholders.

3. The Committee shall present recommendations to the Board of Trustees regarding trustees to be selected for membership on the various Committees of the Board.

4. The Committee shall accept and review shareholder nominations for Independent Trustees. The Committee will evaluate the nominees’ qualifications for Board membership and review each individual’s status as an “interested person” of the Fund under the 1940 Act. Specific qualifications will be based on the needs of the Board at the time of the nomination. The Committee shall assess shareholder nominees in the same manner it reviews its own nominations.

Governance Matters

1. Any vacancy in the membership of the Committee shall be filled by the Board of Trustees from the membership of the Board.

2. At all meetings of the Committee a majority of the members of the Committee shall constitute a quorum for the transaction of business. The Board may designate one or more Independent Trustees as alternate members of the Committee who may replace any absent or disqualified member at any meeting of the Committee or for the purpose of any written action by the Committee.

3. The Committee shall keep, or cause to be kept, adequate minutes of all actions taken at each meeting thereof and shall report to the Board of Trustees any and all actions taken by the Committee.

4. The Committee shall meet as may be provided from time to time by resolution duly adopted by the Board of Trustees or upon call of the Chairman of the Committee.

5. At each meeting of the Board of Trustees, the minutes of the meeting of the Committee held since the last Board of Trustees’ meeting shall be reviewed.

A-1

6. The Committee and each member thereof shall serve at the pleasure of the Board of Trustees.

Other Powers and Responsibilities

7. The Committee shall have the resources and authority appropriate to discharge their responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

8. The Committee may periodically review this Charter and recommend any changes to the full Board of Trustees.

9. The compensation of the Independent Trustees shall be determined by the Independent Trustees and shall be reviewed at least annually.

Additional Matters

1. Any nominations of “interested Trustees” (as defined in Section 2(a)(19) of the 1940 Act may be considered by the entire Board of Trustees.

2. A shareholder nomination for Independent Trustee may be submitted to the Trust by sending the nomination to the Trust’s Secretary. The Secretary will submit all nominations to the Committee.

3. Any changes to the shareholder nomination procedures shall be approved by the Board of Trustees, including a majority of its Independent Trustees, and reported on the Trust’s next filing on Form N-CSR.

Adopted: June 12, 2001
Revised: March 9, 2004

A-2

Exhibit B

PORTFOLIO MANAGEMENT AGREEMENT
For The Fixed Income Opportunity Portfolio

AGREEMENT made this          day of          , 2007, between Seix Advisors (“Seix” or “Portfolio Manager”), a fixed income division of Trusco Capital Management, Inc. (“Trusco”), a Georgia corporation, and The Hirtle Callaghan Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management series investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which currently offers nine series of beneficial interests (“shares”) representing interests in separate investment portfolios, and may offer additional portfolios in the future; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management for The Fixed Income Opportunity Portfolio of the Trust (“Portfolio”) and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager.  The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2. Duties of Portfolio Manager.  (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale or by the day following trade date, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3. Portfolio Transaction and Brokerage.  In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4. Expenses and Compensation.  Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, payable quarterly, as set forth in Schedule A.

5. Limitation of Liability and Indemnification.  (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Trusco expressly agrees that the Trust may rely upon: (i) Trusco’s current Form ADV; and (ii) information provided, in writing, by Trusco or the Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Trusco or the Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) Trusco and Portfolio Manager agree to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon Trusco’s current Form ADV or written information furnished by Trusco or the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which Trusco and/or the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Trusco or Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making personnel available for interview by counsel for the Trust, but specifically not inducing retention or payment of counsel to defend such claims on behalf of the Trust); provided that neither Trusco nor the Portfolio Manager will be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, neither Trusco nor Portfolio Manager will be required to indemnify any person under this Section 5 to the extent that Trusco or Portfolio Manager relied upon statements or information furnished to them, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) Neither Trusco nor the Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Account as a regulated investment company under Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.

6. Permissible Interest.  Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. Duration, Termination and Amendments.  This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Portfolio Manager at any time and without penalty upon thirty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may be terminated by the Trust at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

The parties expressly agree that, in the event that the Portfolio Manager ceases to be associated with Trusco, the Trust shall have the right to terminate this Agreement at any time, without penalty and without notice.

8. Confidentiality; Use of Name.  Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., Inc. (“HCCI”)), and derivative of either, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust.

Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Trusco Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor. The provisions of this Section 8 shall survive termination of this Agreement.

It is acknowledged and agreed that the names “Trusco” and “Seix” and any portions or derivatives thereof, as well as any logo that is now or shall later become associated with such names (“Trusco Marks” and “Seix Marks”), are valuable property of Trusco and that the use of the Trusco Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9. Representation, Warranties and Agreements of Portfolio Manager.  Trusco represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render Trusco ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Trusco understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Trusco and Portfolio Manager represent that they will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Trusco shall promptly supply the Trust with any information concerning Trusco and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10. Status of Portfolio Manager.  The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. Counterparts and Notice.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:
Mr. Donald E. Callaghan, President
The Hirtle Callaghan Trust
Five Tower Bridge, 300 Barr Harbor Drive, Suite 300
West Conshohocken, PA 19428

If to Seix:
Ms. Christina Seix
Seix Advisors
10 Mountainview Road, Suite C-200
Upper Saddle River, NJ 07458

12. Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Trusco’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Seix Advisors, a fixed income division of Trusco Capital Management, Inc.

By: _ _
Name:
Title:
Date:

ATTEST:	The Hirtle Callaghan Trust (on behalf of The Fixed Income Opportunity Portfolio)

By: _ _
Name:
Title:
Date:

Schedule A

(a) To compensate Portfolio Manager for its services under this Agreement, the Portfolio shall pay to the Portfolio Manager a maximum annual fee of .50% of the average daily net assets of the Account (“Maximum Fee”).

(b) Subject to the foregoing, the actual fee that the Portfolio Manager shall be entitled to receive from the Portfolio shall be the calculated based on the Combined Assets of the Account and the Other Hirtle Accounts, as such terms are hereinafter defined, in accordance with the following schedule:

at an Annual Fee Rate of 0.50%	on the first $100 million of the Combined Assets;
at an Annual Fee Rate of 0.40%	on the balance of the Combined Assets

(c) For purposes of this Agreement:

(i) “Combined Assets” shall mean the sum of (i) the net assets of the Account; and (ii) the net assets of each other Hirtle Callaghan account to which Portfolio Manager provides similar services (“Other Hirtle Accounts”).

(ii) “Average Quarterly Net Assets” shall mean the average of the average daily net asset values of the Account or the average of the net asset values of the Combined Assets of the Other Hirtle Accounts, as the case may be, as of the last business day of each of the three months in the calendar quarter. It is understood that the average daily net asset value of the Account shall be calculated in accordance with the policies of the Trust as set forth in the Trust’s prospectus as it may be amended from time to time and that the net asset value of the Other Hirtle Accounts shall be calculated by the applicable custodian or valuation agent and that income accruals and receivables shall be included in making such calculation.

(iii) The fee payable to Portfolio Manager by the Portfolio shall be paid and billed in arrears based on the Average Quarterly Net Assets of the Combined Assets during the preceding calendar quarter. The fee payable shall be calculated by applying the annual rate, as set forth in the fee schedule above, to the Average Quarterly Net Assets of the Combined Assets, and dividing by four; and multiplying by a factor that is equal to the proportion that the Quarterly Average Net Assets of the Account bears to the Combined Assets.

(iv) For a calendar quarter in which this Agreement becomes effective or terminates, the portion of the Portfolio Manager’s fee due hereunder with respect to the Account shall be prorated on the basis of the number of days that the Agreement is in effect during the calendar quarter.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE VOTE THIS PROXY CARD TODAY
Your prompt response will save your fund the expense of additional mailings
RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE
VOTE BY MAIL
- Read the Proxy Statement and have this card at hand
- Check the appropriate boxes on reverse
- Sign and date proxy card
- Return promptly in the enclosed envelope
Special Meeting of Shareholders of
The Hirtle Callaghan Trust
April 30, 2007
This Proxy is Solicited on Behalf of the Board of Trustees
[FUND NAME PRINTS HERE]
The undersigned appoints, Donald E. Callaghan and Robert J. Zion, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the special meeting of shareholders of The Hirtle Callaghan Trust (the “Trust”) representing interests in the Trust at the offices of Hirtle, Callaghan & Co., Inc., Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on April 30, 2007, at 10 a.m. and at all adjournments, according to the number of shares of Common Stock which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked below, this proxy is given WITH authority to vote FOR the proposal noted below. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting. The Board of Trustees recommends that you vote “FOR” each the proposal below.
PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE — NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Dated: , 2007

Signature and Title

Signature, if held jointly	shares
The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus of The Hirtle Callaghan Trust. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE — NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.
Shareholders of the Trust are being asked:
(1) To consider and vote on the election of Robert J. Zion to the Board of Trustees of the Trust.

FOR	WITHHOLD
☐	☐

Shareholders of The Fixed Income Opportunity Portfolio are being asked:
(2) To approve the engagement of Seix Advisors (“Seix”) to provide portfolio management services to The Fixed Income Opportunity Portfolio pursuant to a portfolio management agreement (“Proposed Agreement”) between Seix and the Trust relating to The Fixed Income Opportunity Portfolio.

FOR	AGAINST	ABSTAIN
☐	☐	☐
IMPORTANT: WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Sign, Date and Return the Proxy Promptly Using the Enclosed Envelope to:	PROXY TABULATOR PO Box 9112 Farmingdale, NY 11735